                       SECOND AMENDMENT TO LOAN AGREEMENT

         THIS AMENDMENT is made this 13th day of April, 2000, by and between AMERICAN TECHNICAL CERAMICS CORP. (the "Borrower"), a Delaware corporation, and BANK OF AMERICA, N.A. (the "Bank"), successor to NationsBank, N.A., successor by merger to Barnett Bank, N.A.

                                    Recitals

         The Borrower and the Bank entered into a Loan Agreement (as amended from time to time, the "Loan Agreement") dated November 25, 1998, pursuant to which the Bank has provided a credit facility to the Borrower. The parties amended the Loan Agreement on February 4, 1999, and the parties wish to further amend the Loan Agreement in accordance with the terms hereof.

         NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

         1. Article I of the Loan Agreement is hereby amended so that, from and after the date hereof, such article shall read as follows:

                                    ARTICLE I
                              BORROWING AND PAYMENT

         1.01 Revolving Credit Advances.

              (a) The Bank hereby establishes in favor of the Borrower a revolving line of credit. The Borrower shall be entitled to borrow, repay and reborrow funds from the Bank in accordance with the terms hereof so long as the total principal amount owed to the Bank under the revolving line of credit does not exceed $4,000,000 (or such lesser amount as is set forth herein) through the end of the Revolving Period (as defined below). The Bank s obligation to make advances under this revolving line of credit shall terminate on the last day of the Revolving Period or such earlier date as is set forth herein. This indebtedness shall be evidenced by a Renewal Promissory Note (as amended, extended or renewed from time to time, the "Revolving Note") dated April 13, 2000, executed by the Borrower in favor of the Bank in the original principal amount of $4,000,000. The Revolving Note shall bear interest at the rate set forth therein and shall be payable as set forth therein.

              (b) The Bank shall make each advance under the Revolving Note upon notice from the Borrower to the Bank specifying the date and amount of such advance. The Bank will make each requested advance available to the Borrower not later than the close of business on the business day following the day of the request by crediting the Borrower s account maintained with the Bank in the amount of the advance if as of such time: (i) the Bank s obligation to make advances hereunder has not terminated or expired; (ii) a Default or Event of Default (as hereinafter defined) has not occurred; and (iii) all conditions to the advance set forth herein or in any other Loan Documents (as hereinafter defined) have been satisfied.

              (c) The Borrower shall pay the Bank a facility fee of $6,700 on April 13, 2000, for establishing the credit arrangements under the Revolving Note. In addition, the Borrower shall pay the Bank a facility fee on the daily average unused amount of the Revolving Note during the Revolving Period at the rate of one-quarter percent (1/4%) per annum (calculated on the basis of a 360 day year for the actual number of days elapsed). The Borrower shall pay the fee quarterly in arrears within 15 days after each October 1, January 1, April 1 and July 1, commencing July 1, 2000, and on the termination or expiration of the Revolving Period.

         1.02 Equipment Line of Credit.

              (a) The Bank hereby establishes in favor of the Borrower a line of credit (the "Equipment Line of Credit") pursuant to which the Borrower may obtain advances during the Revolving Period on a revolving basis in accordance with the terms hereof to finance equipment (collectively, the "Equipment") purchased by the Borrower for use by it in the ordinary course of business. The Borrower may borrow, repay and reborrow funds under the Equipment Line of Credit in accordance with the terms hereof for so long as the aggregate outstanding principal amount under the Equipment Line of Credit does not exceed $3,500,000.00 at any time. The Equipment Line of Credit shall be evidenced by the following promissory notes: (i) promissory note executed by the Borrower in favor of the Bank in the principal amount of $3,500,000.00 (as amended, extended or renewed from time to time, the "Sub-Line Note"); and (ii) such other fully amortizing notes (as amended, extended or renewed from time to time, the "Term Notes") as the balance of the Sub-Line Note may be rolled into from time to time in accordance with the terms hereof. The Equipment Line of Credit (including, without limitation, all amounts outstanding under the Sub-Line Note and the Term Notes) shall be secured by a first priority security interest in, and lien upon, all Equipment financed with advances thereunder pursuant to the Security Agreement (as amended or restated from time to time, the "Security Agreement") dated November 25, 1998, executed by the Borrower in favor of the Bank.

              (b) For so long as no Default or Event of Default has occurred hereunder, the Borrower may obtain advances (each, an "Advance") from the Bank under the Sub-Line Note so long as the outstanding principal balance thereunder does not at any time exceed $3,500,000.00 (or such lesser amount as is set forth herein). In no event shall the amount of any Advance under the Sub-Line Note exceed 100% of the Borrower s cost of the Equipment to be financed with such Advance. The Borrower shall deliver a request (each, a "Request") for each Advance to the Bank together with such documents as the Bank may from time to time request, including, without limitation, each of the following:

                  (i) The invoice or other contract relating to the Borrower s purchase of the Equipment to be financed therewith;

                  (ii) A certificate of title for any motor vehicle to be
              financed with the Advance (or, at the Bank's option, such other evidence of title as the Bank may request);

                  (iii) Evidence satisfactory to the Bank that the Borrower owns good and marketable title to the Equipment to be financed free and clear of all liens, claims and encumbrances;

                  (iv) If requested by the Bank, UCC financing statements,
              assignments of title and such other security documents as the Bank may require in form satisfactory to the Bank for all appropriate jurisdictions showing the Bank as secured party and the Borrower as debtor and encumbering: (aa) the Equipment to be financed with the Advance; and (bb) all proceeds thereof; and

                  (v) Such other instruments or documents as the Bank shall
              reasonably require.

              (c) Not later than three business days after the Bank s receipt of the items described in the foregoing subparagraph (b), the Bank will make the requested Advance available to the Borrower by crediting an account of the Borrower maintained with the Bank in the amount of the Advance if as of such time: (i) the Bank s obligation to make Advances hereunder has not terminated or expired; (ii) a Default or Event of Default (as hereinafter defined) has not occurred; and (iii) all conditions to the Advance set forth herein or in any other Loan Documents (as hereinafter defined) have been satisfied.

              (d) For so long as no Default or Event of Default has occurred, the outstanding principal balance of the Sub-Line Note shall be rolled over into a fully amortizing Term Note every six months or, if sooner, at the expiration of the Revolving Period or when the outstanding principal balance of the Sub-Line Note reaches $3,500,000.00. If any Default or Event of Default has occurred under this Agreement, the

         Sub-Line Note shall not be rolled into a Term Note but shall instead be fully due and payable in accordance with the terms hereof. At the time that any amount is rolled from the Sub-Line Note into a Term Note, all accrued and unpaid interest under the Sub-Line Note shall be paid and brought current. In no event shall the total combined principal amount outstanding under the Sub-Line Note and the Term Notes, or otherwise owed under the Equipment Line of Credit, exceed $3,500,000.00.

              (e) The Term Notes shall be subject to the following terms and conditions:

                  (i) Each Term Note shall provide for: (aa) payment of all
              accrued interest on the first day of each July, October, January and April after the date of the Term Note; and (bb) payment of principal in quarterly installments on the first day of each July, October, January and April after the date of the Term Note. Each such principal installment shall equal an amount sufficient to fully amortize the original principal amount of the Term Note in equal quarterly installments over the term of the Term Note. The Borrower shall pay the remaining outstanding principal amount of each Term Note, if any, at the expiration of the term thereof. The term of each Term Note shall be determined by mutual consent of the parties prior to the execution of the Term Note (but in no event, however, shall the term of any Term Note be less than four years or more than seven years).

                  (ii) Interest shall initially accrue on the outstanding
              principal balance of each Term Note at a rate that is equal to the Adjusted Libor Rate (as defined herein) in effect as of the date of the Term Note. The rate of interest shall be adjusted on each Interest Rate Adjustment Date (as defined herein) so that interest shall accrue at the Adjusted Libor Rate for the Interest Period (as defined herein) commencing on such Interest Rate Adjustment Date. For purposes of this paragraph, the following terms shall have the following meanings:

                       (aa) "Adjusted Libor Rate" for each Interest Period shall
                  mean a rate that is equal to the applicable Libor Rate plus 1.5% per annum. The Libor Rate for each Interest Period shall mean the offered rate for deposits in United States dollars in the London Interbank market for a one month period which appears on the Libor Rate Reference Page (as defined herein) as of 11:00 a.m. (London time) on the day that is two London Banking Days (as defined herein) preceding the first Banking Business Day (as defined herein) of the Interest Period. If at least two such offered rates appear on the Libor Rate Reference Page, the rate will be the arithmetic mean of such offered rates. The Bank may, in its discretion, use rate quotations for a 30 day period in lieu of quotations for a substantially equivalent one month period.

                       (bb) "Banking Business Day" shall mean each day other
                  than a Saturday, a Sunday or any holiday on which commercial banks in Jacksonville, Florida are closed for business.

                       (cc) "Interest Period" shall mean: (1) an initial period
                  commencing on the date of each Term Note and continuing through the day immediately preceding the first Interest Rate Adjustment Date during the term of the Term Note; and (2) each period thereafter commencing on each Interest Rate Adjustment Date and continuing through the day immediately preceding the next Interest Rate Adjustment Date.

                       (dd) "Interest Rate Adjustment Date" shall mean the first
                  day of each calendar month during the term of each Term Note.

                       (ee) "Libor Rate Reference Page" shall mean any of the
                  following reference pages or sources (as selected from time to time by the Bank in its discretion): (1) the Reuters Screen LIBO Page; (2) the Dow Jones Telerate Page 3750; or (3) if the Bank is unable to obtain rates pursuant to the foregoing clauses (1) or (2), such other index or source as the Bank may reasonably select showing rates offered for United States dollar deposits in the London Interbank market.

                       (ff) "London Banking Day" shall mean each day other than
                  a Saturday, a Sunday or any holiday on which commercial banks in London, England are closed for business.

                  (iii) Interest shall be calculated on the basis of a 360 day year (based upon the actual number of days elapsed). The total liability of the Borrower and any endorsers or guarantors for payment of interest shall not exceed any limitations imposed on the payment of interest by applicable usury laws. If any interest is received or charged by any holder of any Term Note in excess of that amount, the Borrower shall be entitled to an immediate refund of the excess. Upon the occurrence of an Event of Default hereunder, interest shall accrue at the Default Rate set forth in each Term Note notwithstanding the provisions of this section.

              (f) The Term Notes shall be in such form as the Bank may reasonably require.

         1.03 Certain Terms.

              (a) The Revolving Note, the Sub-Line Note and each Term Note are collectively referred to herein as the "Notes". This Agreement, the Notes, the Security Agreement and all documents related to the foregoing documents are referred to herein as the "Loan Documents."

              (b) For purposes hereof, the "Revolving Period" shall mean a period commencing on the date hereof and ending on November 30, 2000. Notwithstanding the foregoing, the Revolving Period shall be extended on November 30, 2000, and each November 30 thereafter through November 30, 2001 (each such date, including November 30, 2000, an "Extension Date") for a one-year period commencing on each such Extension Date and continuing until the next November 30 thereafter unless the Bank in its sole discretion elects not to extend the Revolving Period in accordance with the terms hereof. If the Bank elects not to extend the Revolving Period, it shall provide written notice of such election to the Borrower at least 45 days prior to the next scheduled Extension Date. If the Bank provides such notice, then: (i) the Revolving Period shall terminate on the next scheduled Extension Date; and (ii) the Revolving Period shall not be further extended beyond such Extension Date. The Bank's election shall be final and binding, and the Bank may elect not to extend the Revolving Period whether or not a Default or Event of Default (as defined herein) has occurred. The Bank may condition any extension of the Revolving Period on such terms as it may deem appropriate. Notwithstanding any contrary provision set forth herein, the Revolving Period shall not in any event extend beyond November 30, 2002.

      2. The Loan Agreement shall continue in full force and effect except as modified herein.

DATED the day and year first above written.


                                         AMERICAN TECHNICAL CERAMICS CORP.


                                         By:
                                             -------------------------------
                                             Kathleen M. Kelly
                                             Vice President - Administration

                                         BANK OF AMERICA, N.A.


                                         By:
                                             -------------------------------
                                             Its:
                                                 ---------------------------


STATE OF NEW YORK
COUNTY OF SUFFOLK

         The foregoing instrument was executed, acknowledged and delivered before me this ____ day of April, 2000, by Kathleen M. Kelly, the Vice President
- Administration of American Technical Ceramics Corp., on behalf of the corporation, in Suffolk County, New York.

                                         ------------------------------------
                                         Notary Public, State and County
                                         Aforesaid
                                         Print Name:_________________________
                                         My commission expires:______________
                                         My commission number:_______________

                                         (NOTARIAL SEAL)
at2-atla

                         AMENDMENT TO SECURITY AGREEMENT

         THIS AMENDMENT is made this 13th day of April, 2000, by and between AMERICAN TECHNICAL CERAMICS CORP. (the "Borrower"), a Delaware corporation, and BANK OF AMERICA, N.A. (the "Bank"), successor to NationsBank, N.A., successor by merger to Barnett Bank, N.A.

                                    Recitals

         The Borrower executed a Security Agreement (as amended from time to time, the "Security Agreement") dated November 25, 1998, in favor of the Bank. The parties wish to amend the Security Agreement in accordance with the terms hereof.

         NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

          1. The Security Agreement is hereby amended by attaching thereto the schedule attached hereto as Schedule "1". All equipment and other assets described on such schedule shall be included in the "Equipment" as that term is used in the Security Agreement.

          2. The Borrower certifies that as of the date hereof: (a) all of its representations and warranties in the Security Agreement are true and correct as if made on the date hereof; and (b) no Default or Event of Default has occurred under the Security Agreement. The Security Agreement shall continue in full force and effect except as modified herein.

         DATED the day and year first above written.

                                         AMERICAN TECHNICAL CERAMICS CORP.


                                         By:
                                             -------------------------------
                                             Kathleen M. Kelly
                                             Vice President - Administration



                                         BANK OF AMERICA, N.A.


                                         By:
                                             -------------------------------
                                             Its:
                                                 ---------------------------


at2-atsa

                             RENEWAL PROMISSORY NOTE

$4,000,000.00                                                    April 13, 2000

         FOR VALUE RECEIVED, the undersigned, American Technical Ceramics Corp. (the "Borrower"), a Delaware corporation, hereby promises to pay to the order of Bank of America, N.A. (the "Bank"), successor to NationsBank, N.A., whose address is 50 N. Laura Street, Jacksonville, Florida 32202, the principal sum of Four Million and No/100 Dollars ($4,000,000), or such other principal amount as may be disbursed from time to time pursuant to Section 1.01 of the Loan Agreement (as defined herein), together with interest on the outstanding principal balance hereof from the date of disbursement until payment in full at the rate provided herein. This Note shall be governed by the following provisions:

         1. Loan Agreement. The Borrower and the Bank have executed an Amended and Restated Loan Agreement (as amended or restated from time to time, the "Loan Agreement") dated November 25, 1998. The loan evidenced by this Note shall be a revolving loan during the Revolving Period (as defined in the Loan Agreement), and the Borrower may borrow, repay and reborrow principal amounts hereunder during the Revolving Period subject to the terms contained herein and in the Loan Agreement. Notwithstanding the foregoing: (a) the outstanding principal balance hereof shall not exceed $4,000,000 at any one time (or such lesser amount as may be set forth in the Loan Agreement); and (b) the Borrower shall not in any event be entitled to obtain further advances hereunder on or after the expiration of the Revolving Period. This Note is the Revolving Note described in the Loan Agreement.

         2. Payments.

                  (a) The Borrower shall pay all accrued interest hereunder on the first day of each January, April, July and October during the term hereof commencing on July 1, 2000.

                  (b) The Borrower shall pay principal hereunder in equal quarterly installments on the first day of each December, March, June and September after the expiration of the Revolving Period (commencing on the second such date after the expiration of the Revolving Period). The amount of each installment shall equal 1/8 of the outstanding principal balance hereof as of the expiration of the Revolving Period.

                  (c) The Borrower shall pay all remaining outstanding principal hereunder two years after the expiration of the Revolving Period.

         3. Interest.

                  (a) Interest shall initially accrue on the outstanding principal balance of this Note at a rate that is equal to the Adjusted Libor Rate (as defined herein) in effect as of the date hereof. The rate of interest shall be adjusted on each Interest Rate Adjustment Date (as defined herein) so that interest shall accrue at the Adjusted Libor Rate for the Interest Period (as defined herein) commencing on such Interest Rate Adjustment Date. For purposes hereof, the following terms shall have the following meanings:

                           (i) "Adjusted Libor Rate" for each Interest Period
                  shall mean a rate that is equal to the applicable Libor Rate plus 1.5% per annum. The Libor Rate for each Interest Period shall mean the offered rate for deposits in United States dollars in the London Interbank market for a one month period which appears on the Libor Rate Reference Page (as defined herein) as of 11:00 a.m. (London time) on the day that is two London Banking Days (as defined herein) preceding the first Banking Business Day (as defined herein) of the Interest Period. If at least two such offered rates appear on the Libor Rate Reference Page, the rate will be the arithmetic mean of such offered rates. The Bank may, in its discretion, use rate quotations for a 30 day period in lieu of quotations for a substantially equivalent one month period.

                           (ii) "Banking Business Day" shall mean each day other
                  than a Saturday, a Sunday or any holiday on which commercial banks in Jacksonville, Florida are closed for business.

                           (iii) "Interest Period" shall mean: (aa) an initial
                  period commencing on the date hereof and continuing through the day immediately preceding the first Interest Rate Adjustment Date; and (bb) each period thereafter commencing on each Interest Rate Adjustment Date and continuing through the day immediately preceding the next Interest Rate Adjustment Date.

                           (iv) "Interest Rate Adjustment Date" shall mean the
                  first day of each calendar month during the term hereof.

                           (v) "Libor Rate Reference Page" shall mean any of the
                  following reference pages or sources (as selected from time to time by the Bank in its discretion): (aa) the Reuters Screen LIBO Page; (bb) the Dow Jones Telerate Page 3750; or (cc) if the Bank is unable to obtain rates pursuant to the foregoing clauses (aa) or (bb), such other index or source as the Bank may reasonably select showing rates offered for United States dollar deposits in the London Interbank market.

                           (vi) "London Banking Day" shall mean each day other
                  than a Saturday, a Sunday or any holiday on which commercial banks in London, England are closed for business.


                  (b) Interest shall be calculated on the basis of a 360 day year (based upon the actual number of days elapsed). The total liability of the Borrower and any endorsers or guarantors for payment of interest shall not exceed any limitations imposed on the payment of interest by applicable usury laws. If any interest is received or charged by any holder of this Note in excess of that amount, the Borrower shall be entitled to an immediate refund of the excess. Upon the occurrence of an Event of Default hereunder, interest shall accrue at the Default Rate set forth herein notwithstanding the provisions of this Section.

         4. Prepayment. The Borrower shall be entitled to prepay this Note in whole or in part at any time without penalty.

         5. Application of Payments. All payments hereunder shall be applied first to the Bank s costs and expenses payable under the Loan Agreement or hereunder, then to fees authorized hereunder or under the Loan Agreement, then to interest and then to principal.

         6. Default. Any Event of Default under the Loan Agreement shall be considered an "Event of Default" hereunder. If any Default (as defined in the Loan Agreement) shall occur, any obligation of the Bank to make advances hereunder shall be terminated without notice to the Borrower. In addition, if any Event of Default shall occur, the outstanding principal of this Note, all accrued and unpaid interest hereunder and all other amounts payable under this Note shall be and become, in the manner and as provided in the Loan Agreement, forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower. Upon the occurrence of any Event of Default, the outstanding principal of this Note, and any accrued and unpaid interest, shall bear interest at a rate of either four percent (4%) per annum above the Prime Rate after default until paid or, if such rate is usurious under the laws of Florida, then at the highest legal rate permissible thereunder (the "Default Rate"). For purposes hereof, the "Prime Rate" shall mean the rate of interest announced from time to time by the Bank (or any successor thereto) as its prime rate. The Default Rate shall change on each day that the Prime Rate changes.

         7. Expenses. The Borrower agrees to pay the Bank all costs incurred by it in connection with the collection of this Note. Such costs include, without limitation, reasonable fees for the services of counsel and legal assistants employed to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal or otherwise. The Borrower further agrees to indemnify and hold the Bank harmless against liability for the payment of state documentary stamp taxes, intangible taxes or other taxes (including interest and penalties, if any), excluding income or service taxes of the Bank, which may be determined to be payable with respect to this transaction.

         8. Late Charge. If any scheduled payment hereunder is 15 or more days late, the Borrower shall pay a fee equal to 4% of the unpaid portion of the scheduled payment. The fee is not a penalty, but liquidated damages to defray administrative and related expenses due to such late payment. The fee shall be immediately due and payable and shall be paid by the Borrower to the Bank without notice or demand. This provision for a fee is not and shall not be deemed a grace period, and Bank has no obligation to accept a late payment. Further, the acceptance of a late payment shall not constitute a waiver of any default then existing or thereafter arising under this Note.

         9. Setoffs. The Borrower hereby grants to the Bank a continuing first lien security interest in any and all money, general or specific deposits, or property of the Borrower now or hereafter in the possession of the Bank. The Borrower authorizes and empowers the Bank, in its sole discretion, at any time after the occurrence of a default hereunder to appropriate and, in such order as the Bank may elect, apply any such money, deposits or property to the payment hereof or to the payment of any and all indebtedness, liabilities and obligations of the Borrower to the Bank or any of the Bank s affiliates, whether now existing or hereafter created or arising or now owned or howsoever after acquired by the Bank or any of the Bank s affiliates (whether such indebtedness, liabilities and obligations are or will be joint or several, direct or indirect, absolute or contingent, liquidated or unliquidated, matured or unmatured, including, but not limited to, any letter of credit issued by the Bank for the account of the Borrower).

         10. Miscellaneous. The Borrower and all sureties, endorsers and guarantors of this Note shall make all payments hereunder in lawful money of the United States at the Bank s address set forth herein or at such other place as the Bank may designate in writing. The remedies of the Bank as provided herein shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of the Bank and may be exercised as often as occasion therefore shall arise. No act of omission or commission of the Bank, including specifically any failure to exercise any right, remedy or recourse, shall be effective, unless set forth in a written document executed by the Bank, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse as to any subsequent event. This Note shall be construed and enforced in accordance with Florida law and shall be binding on the successors and assigns of the parties hereto. The term "Bank" as used herein shall mean Bank of America, N.A. and its successors and permitted assignees under the Loan Agreement. The Bank may, at its option, round any or all fractional interest rates under paragraph 3 upwards to the next higher 1/100 of 1%. The Borrower hereby: (i) waives demand, notice of demand, presentment for payment, notice of nonpayment or dishonor, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note, or in the Bank s enforcing any of its rights under any guaranties securing the repayment hereof; (ii) agrees to any substitution, addition or release of or any party or person primarily or secondarily liable hereon; (iii) agrees that the Bank shall not be required first to institute any suit, or to exhaust its remedies against the Borrower or any other person or party to become liable hereunder, or against any collateral in order to enforce payment of this Note; and (iv) agrees that, notwithstanding the occurrence of any of the foregoing (except with the express written release by the Bank of the Borrower), the Borrower shall be and remain directly and primarily, liable for all sums due under this Note.


                                       AMERICAN TECHNICAL CERAMICS CORP.


                                       By:
                                           -------------------------------
                                           Kathleen M. Kelly
                                           Vice President - Administration

                                                    (CORPORATE SEAL)

STATE OF NEW YORK
COUNTY OF SUFFOLK

         The foregoing instrument was executed, acknowledged and delivered before me this ____ day of April, 2000, by Kathleen M. Kelly, the Vice President
- Administration of American Technical Ceramics Corp., on behalf of the corporation, in Suffolk County, New York.


                                       ---------------------------------------
                                       Notary Public, State and County
                                       Aforesaid
                                       Print Name:____________________________
                                       My commission expires:_________________
                                       My commission number:__________________

                                       (NOTARIAL SEAL)









at2-pn1

                            SUB-LINE PROMISSORY NOTE

$3,500,000.00                                                    April 13, 2000

         FOR VALUE RECEIVED, the undersigned, American Technical Ceramics Corp. (the "Borrower"), a Delaware corporation, hereby promises to pay to the order of Bank of America, N.A. (the "Bank"), successor to NationsBank, N.A., whose address is 50 N. Laura Street, Jacksonville, Florida 32202, the principal sum of Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000.00), or such other principal amount as may be disbursed from time to time pursuant to Section
1.02 of the Loan Agreement (as defined herein), together with interest on the outstanding principal balance hereof from the date of disbursement until payment in full at the rate provided herein. This Note shall be governed by the following provisions:

         1. Loan Agreement. The Borrower and the Bank have executed an Amended and Restated Loan Agreement (as amended or restated from time to time, the "Loan Agreement") dated November 25, 1998. The loan evidenced by this Note shall be a revolving loan, and the Borrower may borrow, repay and reborrow principal amounts hereunder subject to the terms contained herein and in the Loan Agreement. Notwithstanding the foregoing: (a) the outstanding principal balance hereof shall not exceed $3,500,000 at any one time (or such lesser amount as may be set forth in the Loan Agreement); and (b) the Borrower shall not in any event be entitled to obtain further advances hereunder on or after the expiration of the Revolving Period (as defined in the Loan Agreement). This Note is the Sub-Line Note described in the Loan Agreement.

         2. Payments.

                  (a) The Borrower shall pay all accrued interest hereunder on the first day of each January, April, July and October during the term hereof.

                  (b) The Borrower shall pay all outstanding principal hereunder, together with all then accrued and unpaid interest hereunder, at the expiration of the Revolving Period (as defined in the Loan Agreement) (except to the extent that such principal amounts have been rolled into a Term Note (as defined in the Loan Agreement) pursuant to the terms of the Loan Agreement on or before such date).

         3. Interest.

                  (a) Interest shall initially accrue on the outstanding principal balance of this Note at a rate that is equal to the Adjusted Libor Rate (as defined herein) in effect as of the date hereof. The rate of interest shall be adjusted on each Interest Rate Adjustment Date (as defined herein) so that interest shall accrue at the Adjusted Libor Rate for the Interest Period (as defined herein) commencing on such Interest Rate Adjustment Date. For purposes hereof, the following terms shall have the following meanings:

                           (i) "Adjusted Libor Rate" for each Interest Period
                  shall mean a rate that is equal to the applicable Libor Rate plus 1.5% per annum. The Libor Rate for each Interest Period shall mean the offered rate for deposits in United States dollars in the London Interbank market for a one month period which appears on the Libor Rate Reference Page (as defined herein) as of 11:00 a.m. (London time) on the day that is two London Banking Days (as defined herein) preceding the first Banking Business Day (as defined herein) of the Interest Period. If at least two such offered rates appear on the Libor Rate Reference Page, the rate will be the arithmetic mean of such offered rates. The Bank may, in its discretion, use rate quotations for a 30 day period in lieu of quotations for a substantially equivalent one month period.

                           (ii) "Banking Business Day" shall mean each day other
                  than a Saturday, a Sunday or any holiday on which commercial banks in Jacksonville, Florida are closed for business.

                           (iii) "Interest Period" shall mean: (aa) an initial
                  period commencing on the date hereof and continuing through the day immediately preceding the first Interest Rate Adjustment Date; and (bb) each period thereafter commencing on each Interest Rate Adjustment Date and continuing through the day immediately preceding the next Interest Rate Adjustment Date.

                           (iv) "Interest Rate Adjustment Date" shall mean the
                  first day of each calendar month during the term hereof.

                           (v) "Libor Rate Reference Page" shall mean any of the
                  following reference pages or sources (as selected from time to time by the Bank in its discretion): (aa) the Reuters Screen LIBO Page; (bb) the Dow Jones Telerate Page 3750; or (cc) if the Bank is unable to obtain rates pursuant to the foregoing clauses (aa) or (bb), such other index or source as the Bank may reasonably select showing rates offered for United States dollar deposits in the London Interbank market.

                           (vi) "London Banking Day" shall mean each day other
                  than a Saturday, a Sunday or any holiday on which commercial banks in London, England are closed for business.

                  (b) Interest shall be calculated on the basis of a 360 day year (based upon the actual number of days elapsed).

                  (c) The total liability of the Borrower and any endorsers or guarantors hereof for payment of interest shall not exceed any limitations imposed on the payment of interest by applicable usury laws. If any interest is received or charged by any holder hereof in excess of that amount, the Borrower shall be entitled to an immediate refund of the excess.

                  (d) Upon the occurrence of an Event of Default hereunder, interest shall accrue at the Default Rate hereinafter set forth notwithstanding the provisions of this section.

         4. Prepayment. The Borrower shall be entitled to prepay this Note in whole or in part at any time without penalty.

         5. Application of Payments. All payments hereunder shall be applied first to the Bank s costs and expenses payable under the Loan Agreement or hereunder, then to fees authorized hereunder or under the Loan Agreement, then to interest and then to principal.

         6. Default. Any Event of Default under the Loan Agreement shall be considered an "Event of Default" hereunder. If any Default (as defined in the Loan Agreement) shall occur, any obligation of the Bank to make advances hereunder shall be terminated without notice to the Borrower. In addition, if any Event of Default shall occur, the outstanding principal of this Note, all accrued and unpaid interest hereunder and all other amounts payable under this Note shall be and become, in the manner and as provided in the Loan Agreement, forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower. Upon the occurrence of any Event of Default, the outstanding principal of this Note, and any accrued and unpaid interest, shall bear interest at a rate of either four percent (4%) per annum above the Prime Rate after default until paid or, if such rate is usurious under the laws of Florida, then at the highest legal rate permissible thereunder (the "Default Rate"). For purposes hereof, the "Prime Rate" shall mean the rate of interest announced from time to time by the Bank (or any successor thereto) as its prime rate. The Default Rate shall change on each day that the Prime Rate changes.

         7. Expenses. The Borrower agrees to pay the Bank all costs incurred by it in connection with the collection of this Note. Such costs include, without limitation, reasonable fees for the services of counsel and legal assistants employed to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal or otherwise. The Borrower further agrees to indemnify and hold the Bank harmless against liability for the payment of state documentary stamp taxes, intangible taxes or other taxes (including interest and penalties, if any), excluding income or service taxes of the Bank, which may be determined to be payable with respect to this transaction.

         8. Late Charge. If any scheduled payment hereunder is 15 or more days late, the Borrower shall pay a fee equal to 4% of the unpaid portion of the scheduled payment. The fee is not a penalty, but liquidated damages to defray administrative and related expenses due to such late payment. The fee shall be immediately due and payable and shall be paid by the Borrower to the Bank without notice or demand. This provision for a fee is not and shall not be deemed a grace period, and Bank has no obligation to accept a late payment. Further, the acceptance of a late payment shall not constitute a waiver of any default then existing or thereafter arising under this Note.

         9. Setoffs. The Borrower hereby grants to the Bank a continuing first lien security interest in any and all money, general or specific deposits, or property of the Borrower now or hereafter in the possession of the Bank. The Borrower authorizes and empowers the Bank, in its sole discretion, at any time after the occurrence of a default hereunder to appropriate and, in such order as the Bank may elect, apply any such money, deposits or property to the payment hereof or to the payment of any and all indebtedness, liabilities and obligations of the Borrower to the Bank or any of the Bank s affiliates, whether now existing or hereafter created or arising or now owned or howsoever after acquired by the Bank or any of the Bank s affiliates (whether such indebtedness, liabilities and obligations are or will be joint or several, direct or indirect, absolute or contingent, liquidated or unliquidated, matured or unmatured, including, but not limited to, any letter of credit issued by the Bank for the account of the Borrower).

         10. Miscellaneous. The Borrower and all sureties, endorsers and guarantors of this Note shall make all payments hereunder in lawful money of the United States at the Bank s address set forth herein or at such other place as the Bank may designate in writing. The remedies of the Bank as provided herein shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of the Bank and may be exercised as often as occasion therefor shall arise. No act of omission or commission of the Bank, including specifically any failure to exercise any right, remedy or recourse, shall be effective, unless set forth in a written document executed by the Bank, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse as to any subsequent event. This Note shall be construed and enforced in accordance with Florida law and shall be binding on the successors and assigns of the parties hereto. The term "Bank" as used herein shall mean Bank of America, N.A. and its successors and permitted assignees under the Loan Agreement. The Bank may, at its option, round any or all fractional interest rates under paragraph 3 upwards to the next higher 1/100 of 1%. The Borrower hereby: (i) waives demand, notice of demand, presentment for payment, notice of nonpayment or dishonor, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note, or in the Bank s enforcing any of its rights under any guaranties securing the repayment hereof; (ii) agrees to any substitution, addition or release of or any party or person primarily or secondarily liable hereon; (iii) agrees that the Bank shall not be required first to institute any suit, or to exhaust its remedies against the Borrower or any other person or party to become liable hereunder, or against any collateral in order to enforce payment of this Note; and (iv) agrees that, notwithstanding the occurrence of any of the foregoing (except with the express written release by the Bank of the Borrower), the Borrower shall be and remain directly and primarily, liable for all sums due under this Note.

                                         AMERICAN TECHNICAL CERAMICS CORP.


                                         By:
                                             -------------------------------
                                             Kathleen M. Kelly
                                             Vice President - Administration

                                                      (CORPORATE SEAL)

STATE OF NEW YORK
COUNTY OF SUFFOLK

         The foregoing instrument was executed, acknowledged and delivered before me this ____ day of April, 2000, by Kathleen M. Kelly, the Vice President
- Administration of American Technical Ceramics Corp., on behalf of the corporation, in Suffolk County, New York.


                                         ------------------------------------
                                         Notary Public, State and County
                                         Aforesaid
                                         Print Name:_________________________
                                         My commission expires:______________
                                         My commission number:_______________

                                         (NOTARIAL SEAL)



at2-pn2

                              TERM PROMISSORY NOTE

$796,811.99                                                      April 13, 2000

         FOR VALUE RECEIVED, the undersigned, American Technical Ceramics Corp. (the "Borrower"), a Delaware corporation, hereby promises to pay to the order of Bank of America, N.A. (the "Bank"), successor to NationsBank, N.A., whose address is 50 N. Laura Street, Jacksonville, Florida 32202, the principal sum of Seven Hundred Ninety Six Thousand Eight Hundred Eleven and 99/100 Dollars ($796,811.99), together with interest on the outstanding principal balance hereof at the rate provided herein. This Note shall be governed by the following provisions:

         1. Loan Agreement. The Borrower and the Bank have executed an Amended and Restated Loan Agreement (as amended or restated from time to time, the "Loan Agreement") dated November 25, 1998. This Note is one of the Term Notes described in the Loan Agreement, and all or a part of the outstanding principal balance of the Sub-Line Note (as defined in the Loan Agreement) is this day being rolled into this Note in accordance with the terms of the Loan Agreement. This Note shall be secured, without limitation, by the Security Agreement dated November 25, 1998, as amended or restated from time to time, executed by the Borrower in favor of the Bank. In the event of any conflict between the payment terms set forth in the Loan Agreement and the payment terms set forth herein, the payment terms set forth herein shall control.

         2. Payments.

                  (a) The Borrower shall pay all accrued interest hereunder on the first day of each July, October, January and April during the term hereof commencing on July 1, 2000.

                  (b) The Borrower shall pay principal installments of $28,457.57 each on the first day of each July, October, January and April during the term hereof commencing on July 1, 2000.

                  (c) The Borrower shall pay all outstanding principal hereunder, together with all then accrued and unpaid interest hereunder, on April 1, 2007.

         3. Interest.

                  (a) Interest shall initially accrue on the outstanding principal balance of this Note at a rate that is equal to the Adjusted Libor Rate (as defined herein) in effect as of the date hereof. The rate of interest shall be adjusted on each Interest Rate Adjustment Date (as defined herein) so that interest shall accrue at the Adjusted Libor Rate for the Interest Period (as defined herein) commencing on such Interest Rate Adjustment Date. For purposes hereof, the following terms shall have the following meanings:

                           (i) "Adjusted Libor Rate" for each Interest Period
                  shall mean a rate that is equal to the applicable Libor Rate plus 1.5% per annum. The Libor Rate for each Interest Period shall mean the offered rate for deposits in United States dollars in the London Interbank market for a one month period which appears on the Libor Rate Reference Page (as defined herein) as of 11:00 a.m. (London time) on the day that is two London Banking Days (as defined herein) preceding the first Banking Business Day (as defined herein) of the Interest Period. If at least two such offered rates appear on the Libor Rate Reference Page, the rate will be the arithmetic mean of such offered rates. The Bank may, in its discretion, use rate quotations for a 30 day period in lieu of quotations for a substantially equivalent one month period.

                           (ii) "Banking Business Day" shall mean each day other
                  than a Saturday, a Sunday or any holiday on which commercial banks in Jacksonville, Florida are closed for business.

                           (iii) "Interest Period" shall mean: (aa) an initial
                  period commencing on the date hereof and continuing through the day immediately preceding the first Interest Rate Adjustment

                  Date; and (bb) each period thereafter commencing on each Interest Rate Adjustment Date and continuing through the day immediately preceding the next Interest Rate Adjustment Date.

                           (iv) "Interest Rate Adjustment Date" shall mean the
                  first day of each calendar month during the term hereof.

                           (v) "Libor Rate Reference Page" shall mean any of the
                  following reference pages or sources (as selected from time to time by the Bank in its discretion): (aa) the Reuters Screen LIBO Page; (bb) the Dow Jones Telerate Page 3750; or (cc) if the Bank is unable to obtain rates pursuant to the foregoing clauses (aa) or (bb), such other index or source as the Bank may reasonably select showing rates offered for United States dollar deposits in the London Interbank market.

                           (vi) "London Banking Day" shall mean each day other
                  than a Saturday, a Sunday or any holiday on which commercial banks in London, England are closed for business.

                  (b) Interest shall be calculated on the basis of a 360 day year (based upon the actual number of days elapsed). The total liability of the Borrower and any endorsers or guarantors for payment of interest shall not exceed any limitations imposed on the payment of interest by applicable usury laws. If any interest is received or charged by any holder of this Note in excess of that amount, the Borrower shall be entitled to an immediate refund of the excess. Upon the occurrence of an Event of Default hereunder, interest shall accrue at the Default Rate set forth herein notwithstanding the provisions of this Section.

         4. Prepayment. The Borrower shall be entitled to prepay this Note in whole or in part at any time without penalty. Prepayments of principal shall be applied in the inverse order of principal payments required hereunder.

         5. Application of Payments. All payments hereunder shall be applied first to the Bank s costs and expenses payable under the Loan Agreement or hereunder, then to fees authorized hereunder or under the Loan Agreement, then to interest and then to principal.

         6. Default. Any Event of Default under the Loan Agreement shall be considered an "Event of Default" hereunder. If any Event of Default shall occur, the outstanding principal of this Note, all accrued and unpaid interest hereunder and all other amounts payable under this Note shall be and become, in the manner and as provided in the Loan Agreement, forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower. Upon the occurrence of any Event of Default, the outstanding principal of this Note, and any accrued and unpaid interest, shall bear interest at a rate of either four percent (4%) per annum above the Prime Rate after default until paid or, if such rate is usurious under the laws of Florida, then at the highest legal rate permissible thereunder (the "Default Rate"). For purposes hereof, the "Prime Rate" shall mean the rate of interest announced from time to time by the Bank (or any successor thereto) as its prime rate. The Default Rate shall change on each day that the Prime Rate changes.

         7. Expenses. The Borrower agrees to pay the Bank all costs incurred by it in connection with the collection of this Note. Such costs include, without limitation, reasonable fees for the services of counsel and legal assistants employed to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal or otherwise. The Borrower further agrees to indemnify and hold the Bank harmless against liability for the payment of state documentary stamp taxes, intangible taxes or other taxes (including interest and penalties, if any), excluding income or service taxes of the Bank, which may be determined to be payable with respect to this transaction.

         8. Late Charge. If any scheduled payment hereunder is 15 or more days late, the Borrower shall pay a fee equal to 4% of the unpaid portion of the scheduled payment. The fee is not a penalty, but liquidated damages to defray administrative and related expenses due to such late payment. The fee shall be immediately due and payable and shall be paid by the Borrower to the Bank without notice or demand. This provision for a fee is not and shall not be deemed a grace period, and Bank has no obligation to accept a late payment. Further, the acceptance of a late payment shall not constitute a waiver of any default then existing or thereafter arising under this Note.

         9. Setoffs. The Borrower hereby grants to the Bank a continuing first lien security interest in any and all money, general or specific deposits, or property of the Borrower now or hereafter in the possession of the Bank. The Borrower authorizes and empowers the Bank, in its sole discretion, at any time after the occurrence of a default hereunder to appropriate and, in such order as the Bank may elect, apply any such money, deposits or property to the payment hereof or to the payment of any and all indebtedness, liabilities and obligations of the Borrower to the Bank or any of the Bank s affiliates, whether now existing or hereafter created or arising or now owned or howsoever after acquired by the Bank or any of the Bank s affiliates (whether such indebtedness, liabilities and obligations are or will be joint or several, direct or indirect, absolute or contingent, liquidated or unliquidated, matured or unmatured, including, but not limited to, any letter of credit issued by the Bank for the account of the Borrower).

         10. Miscellaneous. The Borrower and all sureties, endorsers and guarantors of this Note shall make all payments hereunder in lawful money of the United States at the Bank s address set forth herein or at such other place as the Bank may designate in writing. The remedies of the Bank as provided herein shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of the Bank and may be exercised as often as occasion therefore shall arise. No act of omission or commission of the Bank, including specifically any failure to exercise any right, remedy or recourse, shall be effective, unless set forth in a written document executed by the Bank, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse as to any subsequent event. This Note shall be construed and enforced in accordance with Florida law and shall be binding on the successors and assigns of the parties hereto. The term "Bank" as used herein shall mean Bank of America, N.A. and its successors and permitted assignees under the Loan Agreement. The Bank may, at its option, round any or all fractional interest rates under paragraph 3 upwards to the next higher 1/100 of 1%. The Borrower hereby: (i) waives demand, notice of demand, presentment for payment, notice of nonpayment or dishonor, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note, or in the Bank s enforcing any of its rights under any guaranties securing the repayment hereof; (ii) agrees to any substitution, addition or release of or any party or person primarily or secondarily liable hereon; (iii) agrees that the Bank shall not be required first to institute any suit, or to exhaust its remedies against the Borrower or any other person or party to become liable hereunder, or against any collateral in order to enforce payment of this Note; and (iv) agrees that, notwithstanding the occurrence of any of the foregoing (except with the express written release by the Bank of the Borrower), the Borrower shall be and remain directly and primarily, liable for all sums due under this Note.


                                        AMERICAN TECHNICAL CERAMICS CORP.


                                        By:
                                            --------------------------------
                                            Kathleen M. Kelly
                                            Vice President - Administration

                                                     (CORPORATE SEAL)

STATE OF NEW YORK
COUNTY OF SUFFOLK

         The foregoing instrument was executed, acknowledged and delivered before me this ____ day of April, 2000, by Kathleen M. Kelly, the Vice President
- Administration of American Technical Ceramics Corp., on behalf of the corporation, in Suffolk County, New York.


                                          -------------------------------------
                                          Notary Public, State and County
                                          Aforesaid
                                          Print Name:__________________________
                                          My commission expires:_______________
                                          My commission number:________________

                                          (NOTARIAL SEAL)



at2-pn3

                             TAX INDEMNITY AGREEMENT

         This Agreement is made this 13th day of April, 2000, by and between AMERICAN TECHNICAL CERAMICS CORP. (the "Borrower"), a Delaware corporation, and BANK OF AMERICA, N.A. (the "Bank"), successor to NationsBank, N.A., successor by merger to Barnett Bank, N.A.

                                    Recitals

         The Bank and the Borrower executed an Amended and Restated Loan Agreement (as amended or restated from time to time, the "Loan Agreement") dated November 25, 1998. The Borrower may, pursuant to the Loan Agreement, execute and deliver the Notes (as defined in the Loan Agreement). The Loan Agreement and the Notes, together with all other Loan Documents (as defined in the Loan Agreement) are collectively referred to herein as the "Credit Documents". The Borrower has indicated that the Credit Documents are exempt from Florida documentary stamp taxes (collectively, the "Taxes"). The Borrower is executing this Agreement to induce the Bank to accept the Credit Documents without payment of such taxes.

         NOW THEREFORE, for good and valuable consideration, the parties agree as follows:

         1. The Borrower assumes full liability for payment of all Taxes (including interest and penalties, if any) now or hereafter due with respect to or in connection with the Credit Documents. The Borrower agrees to indemnify the Bank, its directors, officers, agents and employees from and against any and all liability and costs (including, without limitation, reasonable attorneys fees) that may accrue to or be sustained by the Bank, its directors, officers, agents or employees in connection with or as a result of: (a) the failure to pay any Taxes on or in connection with the Credit Documents when due; and (b) any claim or action filed or brought by or in the name of the State of Florida or any department or agency thereof (including, without limitation, the Florida Department of Revenue) with respect to any non-payment of Taxes on or in connection with the Credit Documents when due.

         2. From and after the date hereof, the Bank agrees that promptly upon receipt by it of notice of any demand, assertion, claim, action or proceeding, judicial or otherwise, giving rise to a potential claim for indemnification under this Agreement, the Bank will give prompt notice thereof in writing to the Borrower, together in each instance with such information regarding such proceeding as the Bank shall then have. The Borrower reserves the right to contest and defend all appropriate legal or other proceedings, any demand, assertion, claim, action or proceeding with respect to which it has been called upon to indemnify the Bank under the provisions of this Agreement, provided, however, that: (a) notice of the intention so to contest shall be delivered to the Bank within twenty (20) calendar days form the date of receipt by the Borrower of notice of the assertion of such demand, assertion, claim, action or proceeding; and (b) the Borrower shall pay all costs and expenses of such contest, including all attorneys fees.

         3. The Borrower's rights and obligations herein shall continue in full force and effect notwithstanding the expiration or termination of the Credit Documents for any reason.

         4. This Agreement shall be governed by Florida law. No modifications, amendments or waivers of this Agreement, or any of its provisions, shall be binding on any party unless evidenced by a written instrument duly executed by the parties.

         Dated as of the date first set forth above.

                                        AMERICAN TECHNICAL CERAMICS CORP.


                                        By:
                                            -------------------------------
                                            Kathleen M. Kelly
                                            Vice President - Administration



                                        BANK OF AMERICA, N.A.


                                        By:
                                            -------------------------------
                                            Its:
                                                ---------------------------


at2-tax



                                       2